                                                                    EXHIBIT 10.3


                          Seventh Waiver and Amendment


                            As of September 29, 2000


THOMASTON MILLS, INC.
115 East Main Street
Thomaston, Georgia 30286

         Re: Loan and Security Agreement dated as of July 27, 1999 among Thomaston Mills, Inc., as Borrower, the Lenders party thereto, Foothill Capital Corporation and General Electric Capital Corporation, as Co-Agents, and Foothill Capital Corporation, as Agent, as modified and amended by that certain Waiver and Consent dated as of September 16, 1999, as further modified and amended by that certain Second Waiver and Amendment dated as of December 31, 1999, as further modified and amended by that certain Third Waiver and Amendment dated as of February 9, 2000, as further modified and amended by that certain Fourth Waiver and Amendment dated as of May 31, 2000, as further modified and amended by that certain Fifth Waiver and Amendment dated as of September 12, 2000, as further modified and amended by that certain Sixth Waiver and Amendment dated as of September 12, 2000 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement)

Gentlemen:

         You have requested that the Lenders waive compliance by the Borrower with Section 7.4 of the Loan Agreement to permit the sale (the "Pike County Sale") of certain real estate identified on Exhibit A hereto, together with fixtures thereon (the "Real Estate"), and certain equipment identified on Exhibit B hereto (the "Equipment"). The Lenders have agreed to such Pike County Sale and the release of the Agent's Liens on the Real Estate and the Equipment so long as (a) after giving effect to this Seventh Waiver and Amendment, no Default or Event of Default then exists or would be caused thereby, (b) the gross proceeds for such Real Estate and Equipment sold are not less than $1,495,000, (c) the purchase price therefor is paid in full in cash at the closing of the Pike County Sale, (d) promptly upon the sale of the Real Estate and the Equipment, the Borrower shall notify the Agent that such sale has been consummated, (e) the Agent has received evidence satisfactory to it that the SunTrust Lenders have released their liens on the Real Estate and the Equipment, and (f) $58,410 of the net proceeds from the Pike County Sale are remitted to the Agent, on behalf of the Lenders, to be applied to the Tranche A Term Loans and the remaining net proceeds from the Pike County Sale are remitted to the SunTrust Lenders for application to the SunTrust Term Loan.

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         This Seventh Waiver and Amendment shall be effective only upon (a) the execution and delivery by the Borrower to the Agent of the acknowledgment and consent to this Seventh Waiver and Amendment and (b) the receipt by the Agent for the account of the Lenders of a consent fee in the amount of $5,000 (it being understood that, by executing the acknowledgment and consent below the Borrower consents to the Agent charging the Borrower's Loan Account for such fee and such fee shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.7(e) of the Loan Agreement).

         Except as set forth above, all terms and conditions of the Loan Agreement and all Loan Documents shall remain in full force and effect and not be affected by this Seventh Waiver and Amendment, and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement and the related Loan Documents, including without limitation Section
7.4 of the Loan Agreement.

         This Seventh Waiver and Amendment shall be a Loan Document for all purposes.

         This Seventh Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission shall be as effective as delivery of an original counterpart hereto.

         If the above provisions are satisfactory to you, please execute this Seventh Waiver and Amendment as set forth below and return it to the Agent.

                       [signatures are on following page]


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                           Very truly yours,

                           Foothill Capital Corporation, a California corporation with an office in Atlanta, Georgia, as Agent, a Co-Agent and a Lender


                           By: /s/ Robert
                              -----------------------------------------------
                              Title: Vice President
                                    -----------------------------------------


                           General Electric Capital Corporation, a New York corporation with an office in Atlanta, Georgia, as a Lender and a Co-Agent


                           By: /s/
                              -----------------------------------------------
                              Title: Duly Authorized Agent
                                    -----------------------------------------


                           Back Bay Capital Funding LLC, a Delaware limited liability company, as a Lender


                           By: /s/ Michael L. Pizette
                              -----------------------------------------------
                              Title: Managing Director
                                    -----------------------------------------


cc: Jesse H. Austin, Esq.
    Lizanne Thomas, Esq.


Consented and Agreed as of the
27 day of September, 2000:

Thomaston Mills, Inc.


By: /s/
   -----------------------------------------------
   Title: Treasurer and CFO
         -----------------------------------------
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                                  EXHIBIT "A"
                            Real Property to be Sold
                        (together with fixtures thereon)

TRACT NO. 1

         All that tract or parcel of land containing 30.613 acres, situate, lying and being in Land Lot 230 of the 8th Land District of Pike County, Georgia, which is shown and designated as Tract "B-1" on that certain plat, a copy of which is of record in Plat Book 15, page 138, in the Office of the Clerk of the Superior Court of Pike County, Georgia, which said plat, as so recorded, including the metes, bounds, courses and distances shown and delineated thereon is, by this reference, incorporated herein in aid of this description.

TRACT NO. 2

         All that tract or parcel of land containing 68.563 acres, situate, lying and being in Land Lots 230 and 231 of the 8th Land District of Pike County, Georgia, which is shown and designated as Tract "B-2" on that certain plat, a copy of which is of record in Plat Book 15, page 138, in the Office of the Clerk of the Superior Court of Pike County, Georgia, which said plat, as so recorded, including the metes, bounds, courses and distances shown and delineated thereon is, by this reference, incorporated herein in aid of this description.

TRACT NO. 3

         All that tract or parcel of land containing 1.526 acres, situate, lying and being in Land Lot 231 of the 8th Land District of Pike
County, Georgia, which is shown and designated as Tract "B-3" on that certain plat, a copy of which is of record in Plat Book 15, page 138, in the Office of the Clerk of the Superior Court of Pike County, Georgia, which said plat, as so recorded, including the metes, bounds, courses and distances shown and delineated thereon is, by this reference, incorporated herein in aid of this description.

TRACT NO. 4

         All that certain tract or parcel of land, situate, lying and being in Land Lots 230, 231 and 251 of the 8th Land District of Pike County, Georgia, and more particularly described as follows, to-wit: Begin at the northeast corner of Tract "A" shown and delineated on that certain plat, a copy of which is of record in Plat Book 15, page 107, in the Office of the Clerk of the Superior Court of Pike County, Georgia, and run thence north 89 degrees 54 minutes 26 seconds east 475 feet to the northeast corner of Tract "A-2" shown on that certain plat of record in Plat Book 15, page 200, said Clerk's Office; thence south 6 degrees 18 minutes 13 seconds east 3,000.91 feet to the southeast corner of said Tract "A-2"; thence north 89 degrees 48 minutes 14 seconds east 220.03 feet (L3 on said plat of record in Plat Book 15, page 200, said Clerk's Office); thence south 00 degrees 2 minutes 12 seconds east 1,350.50 feet; thence south 74 degrees 46 minutes 33 seconds west 450.77 feet to the west right of way line of U.S. Highway 19; thence northerly along the west right of way line of U.S. Highway 19 to the point of beginning.

TOGETHER WITH all fixtures and appurtenances now attached to or used in connection with the real property described above.


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
                                  EXHIBIT "B"
                              Equipment to be Sold


The following equipment located at the Debtor's Pike County, Georgia plant at 825 Highway 19 South, Zebulon, Georgia 30295:


ITEM NUMBER                    BRIEF DESCRIPTION                     SERIAL NO.
                                                                     (if available)
    632              Water Chiller, Trane Model CVHE500               L95L10349
   1031              Air Wash System
   1037              Air Compressor, Gardner-Denver,                  766264
                     Model ADSA1003
   1039              Air Dryer, Hankinson, Model 8010                 0302A-1-8101-110N
   1040              Air Dryer, Hankinson, Model 80300                0324A-3-8610-509
   1042              Air Compressor, Sullair, Model 12-50L            003-054477
   1044              Air Wash System
   1045              Cabinet, Flammable Storage, Eagle,
                     Model 1960
   1046              Cabinet, Flammable Storage, Justrite,
                     Model 25400
   1047              Air Wash System
   2876              Chiller, Trane Model CVHA-032H                   L81A21030
   3414              Scale, Toledo, Model 8140                        4392084
    634              Cooling Tower, Evapco, BT-12-5128                953842M